SMITH BARNEY WORLD FUNDS, INC.
Emerging Markets Portfolio
European Portfolio
Global Government Bond Portfolio
International Balanced Portfolio
International Equity Portfolio
Pacific Portfolio

Supplement dated April 24, 1998
to Prospectuses dated February 27, 1998


The Class A shareholders of each of the Portfolios of Smith Barney World Funds, Inc. (the "Fund") have approved an amendment to the current plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to the Class A shares.

As a result of the amendment, payments under the plan with respect to Class A shares are not tied exclusively to the shareholder services expenses actually incurred by Smith Barney and the payments may exceed shareholder expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the plan and proceeds, if any, of the contingent deferred sales charge.



FD  01446